UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 15, 2020 (October 14, 2020)

Nxt-ID, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36616	46-0678374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Nxt-ID, Inc.

288 Christian Street

Hangar C 2nd Floor

Oxford, CT 06478

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 266-2103

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	NXTD	The Nasdaq Stock Market LLC

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Nxt-ID, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) on October 14, 2020. Set forth below are the two proposals that were voted on at the Annual Meeting and the stockholder votes on each such proposal, as certified by the inspector of elections for the Annual Meeting. These proposals are described in further detail in the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on August 17, 2020 (the “Proxy Statement”).

As of August 17, 2020, the record date for the Annual Meeting, 35,009,952 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and 2,000 shares of the Company’s Series C Non-Convertible Voting Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock” and with the Common Stock, the “Voting Stock”), were outstanding and entitled to vote. 22,398,579 shares of the Company’s Voting Stock were present at the Annual Meeting, in person or represented by proxy.

Proposal 1 – The five nominees named in the Proxy Statement were elected to serve as directors until the next Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal. The voting results with respect to each nominee were as follows:

Director	For	Withheld	Broker Non-Votes
Vincent S. Miceli	8,163,833	2,441,175	11,793,571
Major General David R. Gust, USA, Ret.	7,095,549	3,509,459	11,793,571
Michael J. D’Almada-Remedios, PhD	8,206,503	2,398,505	11,793,571
Daniel P. Sharkey	7,087,496	3,517,512	11,793,571
Robert A. Curtis, Pharm.D.	7,097,298	3,507,710	11,793,571

Proposal 2 – The appointment of Marcum LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2020 was ratified by the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter. The voting results are as follows:

For	Against	Abstain
19,956,673	1,452,631	989,275

There were no broker non-votes for Proposal 2.

The Annual Meeting was adjourned with respect to Proposals Number 3 and 4 due to insufficient votes on both proposals, which are described in the Proxy Statement. Proposal Number 3 authorizes the Company’s board of directors (the “Board”) to effect, at its discretion, a reverse stock split of all of the outstanding shares of Common Stock at a specific ratio within a range from one-for-three to one-for-ten. Proposal Number 4 authorizes the Board to (i) effect a reverse stock split of all of the outstanding shares of Series C Preferred Stock by the same ratio that the Company’s Board selects for the reverse stock split of the Common Stock described in Proposal Number 3 and (ii) increase the stated value of the Series C Preferred Stock by the same amount as the ratio of the Series C Preferred Stock reverse stock split.

The Annual Meeting is scheduled to reconvene with respect to Proposals Number 3 and 4 at 9:00 a.m. EDT on Friday, November 6, 2020, at the Company’s office at 288 Christian Street, Hangar C 2nd Floor, Oxford CT 06478.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2020	Nxt-ID, Inc.

	By:	/s/ Vincent S. Miceli
	Name:	Vincent S. Miceli
	Title:	Chief Executive Officer

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